SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 16, 1997





                           FFVA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Virginia                  0-24668               74-2712490
----------------------------    --------------        --------------
(State or other jurisdiction    (SEC File No.)        (IRS Employer
     of incorporation)                                Identification
                                                         Number)


  925 Main Street, Lynchburg, Virginia                     24504
  ------------------------------------                    --------
(Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code: 804-845-2371
                                                    ------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
         ------------

     The Registrant issued a joint press release on December 16, 1997, announcing that it had signed a definitive merger agreement (the "Agreement") with One Valley Bancorp of West Virginia ("One Valley"), dated December 16, 1997, for the acquisition of all of the outstanding common stock of the Registrant. Shareholders of the Registrant will receive 1.05 shares of common stock of One Valley for each share of common stock of the Registrant they own.

     Consummation of the acquisition is subject to several conditions, including receipt of applicable regulatory approval and stockholder approval by the Registrant's and One Valley's shareholders.

     A copy of a press release issued December 16, 1997 by the Registrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------


Exhibit 99.1 -- Press Release  Concerning  Merger  Agreement  dated December 16,
1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   FFVA FINANCIAL CORPORATION



Date:  December 19, 1997           By:  /s/James L. Davidson
                                        ----------------------------------------
                                        James L. Davidson
                                        President and Chief Executive Officer